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                                                                    EXHIBIT 23.5

                               NOVEMBER 13, 1998
                          CONSENT OF FINANCIAL ADVISOR


We hereby consent to the inclusion of our fairness opinion and references to our firm in the Proxy Statement/Prospectus included in Regions Financial Corporation's Registration Statement on Form S-4.


                                    MERCER CAPITAL MANAGEMENT, INC.

                                    By: /s/ Jeff Davis
                                       ----------------------------
                                       Vice President